EXHIBIT 10.1
                       EMPIRE FINANCIAL HOLDING COMPANY

                              AMENDED AND RESTATED

                        2000 INCENTIVE COMPENSATION PLAN

         1. DEFINITIONS: As used herein, the following definitions shall apply:

                  (a) "Administrator" shall mean the Board of Directors or the Committee if the Board of Directors, in its sole discretion, designates the Committee to administer the Plan.

                  (b) "Board of Directors" shall mean the Board of Directors of the Corporation.

                  (c) "Committee" shall mean the Compensation Committee designated by the Board of Directors of the Corporation, or such other committee as shall be specified by the Board of Directors to perform the functions and duties of the Committee under the Plan; provided, however, that the Committee shall comply with the requirements of (i) Rule 16b-3 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

                  (d) "Corporation" shall mean Empire Financial Holding Company, a Florida corporation, or any successor thereof.

                  (e) "Director" shall mean a member of the Board of Directors or a member of the board of directors of any Related Entity.

                  (f) "Discretion" shall mean in the sole discretion of the Administrator, with no requirement whatsoever that the Administrator follow past practices, act in a manner consistent with past practices, or treat a key employee, consultant or advisor in a manner consistent with the treatment afforded other key employees, consultants or advisors with respect to the Plan.

                  (g) "Eligible Participant" shall mean an employee of the Corporation or any Related Entity, Director (including, without limitation, an Outside Director), Officer, or consultant or advisor of the Corporation; provided, however, that any such consultant or advisor must be a natural person who has provided BONA FIDE services to the Corporation and such services are not in connection with the offer or sale of securities in a capital raising transaction and do no directly or indirectly promote or maintain a market for the Corporation's securities.

                  (h) "Incentive Option" shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan and also meets the definition of an incentive stock option within the meaning of Section 422 of the Code; provided, however, that Incentive Options may only be granted to persons who are employees of the Corporation or of a subsidiary corporation in which the Corporation

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         owns, directly or indirectly, 50% or more of the combined voting power of all classes of stock of the subsidiary corporation. The stock option agreement for an Incentive Option shall state that the option is intended to be an Incentive Option.

                  (i) "Nonqualified Option" shall mean an option to purchase Common Stock of the Corporation which meets the requirements set forth in the Plan but does not meet the definition of an incentive stock option within the meaning of Section 422 of the Code. The stock option agreement for a Nonqualified Option shall state that the option is intended to be a Nonqualified Option.

                  (j) "Officer" shall mean the Corporation's Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Corporation in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Corporation. Officers of Related Entities shall be deemed Officers of the Corporation if they perform such policy-making functions for the Corporation. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss. 229.401(b)) the Corporation identifies a person as an "executive officer," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

                  (k) "Outside Director" shall mean a member of the Board of Directors who qualifies as an "outside director" under Section 162(m) of the Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

                  (l) "Participant" shall mean any Eligible Participant who is designated by the Administrator under Paragraph 6 to participate in the Plan.

                  (m) "Plan" shall mean this Empire Financial Holding Company 2000 Incentive Compensation Plan.

                  (n) "Related Entity" shall mean any Subsidiary, and any business, corporation, partnership, limited liability company or other entity in which the Corporation and its Subsidiaries now owns or hereafter acquires equity interests possessing 50% or more of the total combined voting power, directly or indirectly.

                  (o) "Restricted stock award" shall mean a grant of Common Stock of the Corporation which is subject to forfeiture, restrictions against transfer, and such other terms and conditions determined by the Administrator, as provided in Paragraph 18.

                  (p) "Stock appreciation right" shall mean a right to receive the appreciation in value, or a portion of the appreciation in value, of a specified number of shares of the Common Stock of the Corporation, as provided in Paragraph 12.

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                  (q) "Subsidiary" shall mean any corporation or similar entity in which the Corporation owns, directly or indirectly, stock or other equity interest ("Stock") possessing more than 25% of the combined voting power of all classes of Stock; provided, however, that an Incentive Option may be granted to an employee of a Subsidiary only if the Subsidiary is a corporation and the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of Stock of the Subsidiary.

         2. PURPOSE OF PLAN: The purpose of the Plan is to provide Eligible Participants with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Corporation and its Subsidiaries, to join the interests of Eligible Participants with the interests of the shareholders of the Corporation, and to facilitate attracting and retaining employees, consultants and advisors of exceptional ability.

         3. ADMINISTRATION: The Plan shall be administered by the Administrator. Subject to the provisions of the Plan, the Administrator shall determine, from among the Eligible Participants, the persons to be granted stock options, stock appreciation rights and restricted stock, the amount of stock or rights to be optioned or granted to each such person, and the terms and conditions of any stock options, stock appreciation rights and restricted stock. Subject to the provisions of the Plan, the Administrator is authorized to interpret the Plan, to make, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the Plan's administration. Interpretation and construction of any provision of the Plan by the Administrator shall, unless otherwise determined by the Board of Directors in cases where the Committee is the Administrator, be final and conclusive. A majority of the Administrator shall constitute a quorum, and the acts approved by a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Administrator, shall be the acts of the Administrator.

         4. INDEMNIFICATION OF THE BOARD OF DIRECTORS AND COMMITTEE MEMBERS: In addition to such other rights of indemnification as they may have, the members of the Board of Directors and the Committee shall be indemnified by the Corporation in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any option, stock appreciation right or restricted stock granted hereunder to the full extent provided for under the Corporation's Bylaws with respect to indemnification of directors of the Corporation.

         5. MAXIMUM NUMBER OF SHARES SUBJECT TO PLAN; MAXIMUM PER PERSON AWARD
LIMIT: The maximum number of shares with respect to which stock options or stock appreciation rights may be granted or which may be awarded as restricted stock under the Plan shall be 2,000,000 shares in the aggregate of Common Stock of the Corporation. The number of shares with respect to which a stock appreciation right is granted, but not the number of shares which the Corporation delivers or could deliver to a Participant upon exercise of a stock appreciation right, shall be charged against the aggregate number of shares remaining available under the Plan; provided, however, that in the case of a stock appreciation right granted in conjunction with a stock option under circumstances in which the exercise of the stock appreciation right results in termination of the stock option and vice versa, only the number of shares subject to the stock option shall be charged against the aggregate number of shares

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remaining available under the Plan. If a stock option or stock appreciation right expires or terminates for any reason (other than termination as a result of the exercise of a related right) without having been fully exercised, or if shares of restricted stock are forfeited, the number of shares with respect to which the stock option or stock appreciation right was not exercised at the time of its expiration or termination, and the number of forfeited shares of restricted stock, shall again become available for the grant of stock options or stock appreciation rights, or the award of restricted stock, under the Plan, unless the Plan shall have been terminated.

         The number of shares subject to each outstanding stock option, stock appreciation right or restricted stock award, the option price with respect to outstanding stock options, the grant value with respect to outstanding stock appreciation rights and the aggregate number of shares remaining available under the Plan shall be subject to such adjustment as the Administrator, in its Discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation; provided, however, that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding stock option, stock appreciation right, or restricted stock award.

         Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of awards granted to any one Participant may not exceed Seven Hundred and Fifty Thousand (750,000), subject to adjustment as provided in Section 8 hereof.

         6. PARTICIPANTS: The Administrator shall determine and designate from time to time, in its Discretion, from among the Eligible Participants, those persons who shall receive stock options, stock appreciation rights, or restricted stock who, in the judgment of the Administrator, are or will become responsible for the direction and financial success of the Corporation or any Subsidiary; provided, however, that Incentive Options may be granted only to persons who are employees of the Corporation or a Subsidiary, and in the case of a Subsidiary only if (i) the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of Stock of the Subsidiary and (ii) the Subsidiary is a corporation. For the purposes of the Plan, eligible employees who may receive Incentive Options shall include Officers and Directors who are also employees of the Corporation or any Subsidiary.

         7. WRITTEN AGREEMENT: Each stock option, stock appreciation right and restricted stock award shall be evidenced by a written agreement (each a "Corporation-Participant Agreement") containing such provisions as may be approved by the Administrator. Each such Corporation-Participant Agreement shall constitute a binding contract between the Corporation and the Participant and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Corporation-Participant Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Administrator, in its Discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan.

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         8. ALLOTMENT OF SHARES: Subject to the terms of the Plan, the
Administrator shall determine and fix, in its Discretion, the number of shares of Common Stock with respect to which a Participant may be granted stock options and stock appreciation rights and the number of shares of restricted stock which a Participant may be awarded.

         9. STOCK OPTIONS: Subject to the terms of the Plan, the Administrator, in its Discretion, may grant to Participants either Incentive Options or Nonqualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option, and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option.

         10. STOCK OPTION PRICE: Subject to the rules set forth in this Paragraph, at the time any stock option is granted, the Administrator, in its Discretion, shall establish the price per share for which the shares covered by the option may be purchased. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided, however, that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Corporation or of any parent or subsidiary, the option price shall not be less than 110% of the fair market value of the stock on the date such option is granted. Fair market value of a share shall be determined by the Administrator. The option price shall be subject to adjustment in accordance with the provisions of Paragraph 5.

         11. PAYMENT OF STOCK OPTION PRICE: To exercise in whole or in part any stock option granted hereunder, payment of the option price in full in cash or, with the consent of the Administrator, in Common Stock of the Corporation or by a promissory note payable to the order of the Corporation in a form acceptable to the Administrator, shall be made by the Participant for all shares so purchased. Such payment may, with the consent of the Administrator, also consist of a cash down payment and delivery of such promissory note in the amount of the unpaid exercise price. In the Discretion of and subject to such conditions as may be established by the Administrator, payment of the option price may also be made by the Corporation retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the stock option. Such payment may also be made in such other manner as the Administrator determines is appropriate, in its Discretion. No Participant shall have any of the rights of a shareholder of the Corporation under any stock option until the actual issuance of shares to said Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraph 5.

         12. STOCK APPRECIATION RIGHTS: Subject to the terms of the Plan, the Administrator may grant stock appreciation rights to Participants either in conjunction with, or independently of, any stock options granted under the Plan. A stock appreciation right granted in conjunction with a stock option may be an alternative right wherein the exercise of the stock option terminates the stock appreciation right to the extent of the number of shares purchased upon exercise of the stock option and, correspondingly, the exercise of the stock appreciation right terminates the stock option to the extent of the number of shares with respect to which the

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stock appreciation right is exercised. Alternatively, a stock appreciation right granted in conjunction with a stock option may be an additional right wherein both the stock appreciation right and the stock option may be exercised. A stock appreciation right may not be granted in conjunction with an Incentive Option under circumstances in which the exercise of the stock appreciation right affects the right to exercise the Incentive Option or vice versa, unless the stock appreciation right, by its terms, meets all of the following requirements:

                  (r) the stock appreciation right will expire no later than the Incentive Option;

                  (s) the stock appreciation right may be for no more than the difference between the option price of the Incentive Option and the fair market value of the shares subject to the Incentive Option at the time the stock appreciation right is exercised;

                  (t) the stock appreciation right is transferable only when the Incentive Option is transferable, and under the same conditions;

                  (u) the stock appreciation right may be exercised only when the Incentive Option is eligible to be exercised; and

                  (v) the stock appreciation right may be exercised only when the fair market value of the shares subject to the Incentive Option exceeds the option price of the Incentive Option.

         Upon exercise of a stock appreciation right, a Participant shall be entitled to receive, without payment to the Corporation (except for applicable withholding taxes), an amount equal to the excess of or, in the Discretion of the Administrator if provided in the Corporation-Participant Agreement, a portion of the excess of (i) the then aggregate fair market value of the number of shares with respect to which the Participant exercises the stock appreciation right, over (ii) the aggregate fair market value of such number of shares at the time the stock appreciation right was granted. This amount shall be payable by the Corporation, in the Discretion of the Administrator, in cash or in shares of Common Stock of the Corporation or any combination thereof.

         13. GRANTING AND EXERCISING OF STOCK OPTIONS AND STOCK APPRECIATION
RIGHTS: Subject to the provisions of this Paragraph, each stock option and stock appreciation right granted hereunder shall be exercisable at any such time or times or in any such installments as may be determined by the Administrator at the time of the grants; provided, however, no stock option or stock appreciation right may be exercisable prior to the expiration of six months from the date of grant unless the Participant dies or becomes disabled prior thereto. In addition, the aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year under any plan maintained by the Corporation (or any parent or subsidiary corporation of the Corporation) shall not exceed $100,000.

         A Participant may exercise a stock option or stock appreciation right, if then exercisable, in whole or in part by delivery to the Corporation of written notice of the exercise, in such form as the Administrator may prescribe, accompanied, in the case of a stock option, by (i) payment

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for the shares with respect to which the stock option is exercised in accordance with Paragraph 11, or (ii) in the Discretion of the Administrator, irrevocable instructions to a stock broker to promptly deliver to the Corporation full payment for the shares with respect to which the stock option is exercised from the proceeds of the stock broker's sale of or loan against the shares. Except as provided in Paragraph 17 or as provided in any applicable
Corporation-Participant Agreement, stock options and stock appreciation rights granted to a Participant may be exercised only while the Participant is an employee or consultant of the Corporation or a Subsidiary.

         Successive stock options and stock appreciation rights may be granted to the same Participant, whether or not the stock option(s) and stock appreciation right(s) previously granted to such Participant remain unexercised. A Participant may exercise a stock option or a stock appreciation right, if then exercisable, notwithstanding that stock options and stock appreciation rights previously granted to such Participant remain unexercised.

         14. NON-TRANSFERABILITY OF INCENTIVE STOCK OPTIONS: No Incentive Stock Option granted under the Plan to a Participant shall be transferable by such Participant otherwise than by will or by the laws of descent and distribution, and Incentive Stock Options shall be exercisable, during the lifetime of the Participant, only by the Participant.

         15. TERM OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS: If not sooner terminated, each stock option and stock appreciation right granted hereunder shall expire not more than 10 years from the date of the granting thereof; provided, however, that with respect to an Incentive Option or a related stock appreciation right granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Corporation or of any parent or subsidiary, such option and stock appreciation right shall expire not more than five years after the date of granting thereof.

         16. CONTINUATION OF EMPLOYMENT: The Administrator may require, in its Discretion, that any Participant under the Plan to whom a stock option or stock appreciation right shall be granted shall agree in writing as a condition of the granting of such stock option or stock appreciation right to remain in the employ of the Corporation or a Subsidiary as an employee, consultant or advisor for a designed minimum period from the date of the granting of such stock option or stock appreciation right as shall be fixed by the Administrator.

         17. TERMINATION OF EMPLOYMENT: If the employment or consultancy of a Participant by the Corporation or a Subsidiary shall terminate, the Administrator may, in its Discretion, permit the exercise of stock options and stock appreciation rights granted to such Participant (i) for a period not to exceed three months following termination of employment with respect to Incentive Options or related stock appreciation rights if termination of employment is not due to death or permanent disability of the Participant, (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options or related stock appreciation rights if termination of employment is due to the death or permanent disability of the Participant, and (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or related or independently granted stock appreciation rights. In no event, however, shall a stock option or stock appreciation right be exercisable subsequent to its expiration date and, furthermore, unless the Administrator in its Discretion determine otherwise,

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a stock option or stock appreciation right may only be exercised after termination of a Participant's employment or consultancy to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The period of time, if any, a Participant shall have to exercise stock options or stock appreciation rights upon termination of employment or consultancy shall be set forth in the Corporation-Participant Agreement, subject to extension of such time period by the Administrator in its Discretion.

         18. RESTRICTED STOCK AWARDS: Subject to the terms of the Plan, the Administrator may award shares of restricted stock to Participants. All shares of restricted stock granted to Participants under the Plan shall be subject to the following terms and conditions (and to such other terms and conditions prescribed by the Administrator):

                  (w) At the time of each award of restricted shares, there shall be established for the shares a restricted period, which shall be no less than three months and no greater than five years. Such restricted period may differ among Participants and may have different expiration dates with respect to portions of shares covered by the same award.

                  (x) Shares of restricted stock awarded to Participants may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered during the restricted period applicable to such shares. Except for such restrictions on transfer, a Participant shall have all of the rights of a shareholder in respect of restricted shares awarded to him or her including, but not limited to, the right to receive any dividends on, and the right to vote, the shares.

                  (y) If the employment of a Participant as an employee, consultant or advisor of the Corporation or a Subsidiary terminates for any reason (voluntary or involuntary, and with or without cause) other than death or permanent disability, all shares theretofore awarded to the Participant which are still subject to the restrictions imposed by Paragraph 18(b) shall upon such termination of employment be forfeited and transferred back to the Corporation, without payment of any consideration by the Corporation. In the event such employment is terminated by action of the Corporation or a Subsidiary without cause or by agreement between the Corporation or a Subsidiary and the Participant, however, the Administrator may, in its Discretion, release some or all of the shares from the restrictions.

                  (z) If the employment of a Participant as an employee, consultant or advisor of the Corporation or a Subsidiary terminates by reason of death or permanent disability, the restrictions imposed by Paragraph 18(b) shall lapse with respect to shares then subject to such restrictions, unless otherwise determined by the Administrator.

                  (aa) Stock certificates shall be issued in respect of shares of restricted stock awarded hereunder and shall be registered in the name of the Participant. Such certificates shall be deposited with the Corporation or its designee, together with a stock power endorsed in blank, and, in the Discretion of the Administrator, a legend shall be placed upon such certificates reflecting that the shares represented thereby are subject to restrictions against transfer and forfeiture.

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                  (bb) At the expiration of the restricted period applicable to the shares, the Corporation shall deliver to the Participant or the legal representative of the Participant's estate the stock certificates deposited with it or its designee and as to which the restricted period has expired. If a legend has been placed on such certificates, the Corporation shall cause such certificates to be reissued without the legend.

         In the case of events such as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Corporation, any stock, securities or other property which a Participant receives or is entitled to receive by reason of his or her ownership of restricted shares shall, unless otherwise determined by the Administrator, be subject to the same restrictions applicable to the restricted shares and shall be deposited with the Corporation or its designee.

         19. INVESTMENT PURPOSE: If the Administrator in its Discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any acquisition of Common Stock hereunder (whether by reason of the exercise of stock options or stock appreciation rights or the award of restricted stock) and as a condition to the Corporation's obligation to issue or deliver certificates representing such shares, to execute and deliver to the Corporation a written statement, in form satisfactory to the Administrator, representing and warranting that the Participant's acquisition of shares of stock shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a registration statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which registration statement has become effective and is current with respect to the shares being offered and sold, or
(b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Corporation as to the availability of such exemption. The Corporation may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to a Participant under the Plan.

         20. RIGHTS TO CONTINUED EMPLOYMENT: Nothing contained in the Plan or in any stock option, stock appreciation right or restricted stock granted or awarded pursuant to the Plan, nor any action taken by the Administrator hereunder, shall confer upon any Participant any right with respect to continuation of employment as an employee, consultant or advisor of the Corporation or a Subsidiary nor interfere in any way with the right of the Corporation or a Subsidiary to terminate such person's employment at any time.

         21. WITHHOLDING PAYMENTS: If upon the exercise of a Nonqualified Option or stock appreciation right, or upon the award of restricted stock or the expiration of restrictions applicable to restricted stock, or upon a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Corporation or a Subsidiary any amount for income tax withholding, in the Administrator's Discretion, either the Corporation shall appropriately reduce the amount of Common Stock or cash to be delivered or paid to the Participant or the Participant shall pay such amount to the Corporation or Subsidiary to reimburse it for such income tax withholding. The Administrator may, in its Discretion, permit Participants to satisfy such withholding obligations,

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in whole or in part, by electing to have the amount of Common Stock delivered or deliverable by the Corporation upon exercise of a stock option or stock appreciation right or upon award of restricted stock appropriately reduced, or by electing to tender Common Stock back to the Corporation subsequent to exercise of a stock option or stock appreciation right or award of restricted stock, to reimburse the Corporation or a Subsidiary for such income tax withholding (any such election being irrevocable), subject to such rules and regulations as the Administrator may adopt, including such rules as it determines appropriate with respect to Participants subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to effect such tax withholding in compliance with the Rules established by the Securities and Exchange Commission (the "Commission") under Section 16 to the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange Act. The Administrator may make such other arrangements with respect to income tax withholding as it shall determine.

         22. EFFECTIVENESS OF PLAN: The Plan is effective as of February 17, 2000 and has been approved by the Board of Directors and the shareholders of the Corporation. Stock options, stock appreciation rights and restricted stock may be granted or awarded prior to shareholder approval of the Plan, but each such stock option, stock appreciation right or restricted stock grant or award shall be subject to shareholder approval of the Plan. No stock option or stock appreciation right may be exercised prior to shareholder approval, and any restricted stock awarded is subject to forfeiture if such shareholder approval is not obtained.

         23. TERMINATION, DURATION AND AMENDMENTS OF PLAN: The Plan may be abandoned or terminated at any time by the Board of Directors of the Corporation. Unless sooner terminated, the Plan shall terminate on the date ten years after its adoption by the Board of Directors, and no stock options, stock appreciation rights or restricted stock may be granted or awarded thereafter. The termination of the Plan shall not affect the validity of any stock option, stock appreciation right or restricted stock outstanding on the date of termination.

         For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Corporation, to amend or revise the terms of the Plan at any time, however, no such amendment or revision will, without the consent of the holder thereof, change the stock option price (other than anti-dilution adjustment) or alter or impair any stock option, stock appreciation right or restricted stock which has been previously granted or awarded under the Plan.

         This Plan was originally approved by the Board of Directors and shareholders of the Corporation effective as of February 17, 2000 and was amended and restated in its entirety effective as of June 19, 2003 and has been subsequently amended and restated in its entirety effective as of September 26, 2003.

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